UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2014

Twitter, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 10, 2014, Twitter, Inc. issued a press release announcing its intention to offer $650 million aggregate principal amount of convertible unsecured senior notes due 2019 and $650 million aggregate principal amount of convertible unsecured senior notes due 2021 in a private placement transaction to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 10, 2014, announcing offering of convertible unsecured senior notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWITTER, INC.

September 10, 2014	By:	/s/ Vijaya Gadde
Vijaya Gadde General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 10, 2014, announcing offering of convertible unsecured senior notes.